UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4520

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code:		913-236-2000
Date of fiscal year end:	September 30, 2003
Date of reporting period:	September 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Global Bond Fund
Annual Report
September 30, 2003

CONTENTS
3	Managers' Discussion
8	Performance Summary
10	Portfolio Highlights
11	Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
26	Notes to Financial Statements
33	Independent Auditors' Report
34	Income Tax Information
35	Directors & Officers
42	Annual Privacy Notice
44	Householding Notice
This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

September 30, 2003
An interview with Daniel J. Vrabac and Mark G. Beischel, CFA, portfolio managers of Waddell & Reed Advisors Global Bond Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Global Bond Fund, Inc. for the fiscal year ended September 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 6.87 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 13.39 percent for the fiscal year. This compares with the Lehman Brothers U.S. Dollar-Denominated Universal Index (reflecting the performance of securities that generally represent the global bond market), which increased 7.14 percent for the year, and the Lipper Global Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 14.37 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the last fiscal year?

In relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On a more positive note, the following factors weighed favorably on the Fund's performance in relation to its index: (1) outstanding performance from its bonds issued in emerging markets, particularly Brazil, and (2) an emphasis on corporate bonds, which not only improved in price on declining yields, but also gained versus U.S. Treasuries.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Last fall, the Fund's performance was adversely affected by a significant commitment to Brazilian bonds. Prior to the presidential election in October of 2002, the financial markets were less than enthusiastic about the possibility of a victory by the liberal candidate. This lack of enthusiasm manifested itself in a large drop in Brazilian asset prices. However, we believed strongly that the new president, whoever won office, would be forced into dealing strongly and immediately with the economy and the currency problems. Our patience was rewarded, as Brazilian asset prices began a strong rebound in the last quarter of calendar year 2002 that lasted into the second calendar quarter of 2003. This provided positive returns for the Fund during this fiscal year. We have since reduced our Brazilian exposure, but maintain investments there in what we feel are highly competitive corporations that are engaged in commodities, beverages, and banking.

What strategies and techniques did you employ that specifically affected the Fund's performance?

In the last half of the fiscal year, we implemented a change to the Fund in an effort to help reduce risk. There are many reasons for this. We consider the global economy to be in the midst of significant changes; we feel these changes are creating increased volatility and therefore increased risk in the financial markets. We believe this environment could potentially continue for the foreseeable future, and we have been restructuring the portfolio in an effort to reduce risk and to profit from new opportunities. Is this just a normal cycle (as the consensus view seems to be), or is it something different? We believe that the changes occurring now are not just another typical global economic cycle and that relying too much on the experience of cycles in the recent past could prove misleading for investors. What are some of these changes in the environment? We believe that:
  A near 50-year low in U.S. interest rates has been reached, culminating a 20-year decline from record highs. Given the expansive nature of U.S. fiscal and monetary policy, at some point in the next several quarters we believe that it is likely that rates will begin rising again. A rising interest rate trend could potentially be exaggerated by a sudden decline in value of the U.S. dollar.
  China has indeed become a global player. First, by joining the World Trade Organization (WTO), and second, through its year after year strong rates of real economic growth. These rapid growth rates are creating a huge demand for natural resources and have caused China to become a net importer of commodities that places it in direct competition with the United States and the rest of the developed world.
  The U.S. in the last few years has become a net debtor to the rest of the world after decades of being a net creditor (i.e., foreign investors now own more U.S. assets than U.S. investors hold foreign assets). This exacerbates our already dysfunctional trade accounts.
  The fight against global terrorism will not likely end any time soon and will likely absorb a significant amount of resources.
  The G-7 group of nations is now on board allowing the U.S. dollar to decline versus other currencies, although they want to see the decline in an orderly fashion and not a disorderly one. The depreciation of the U.S. dollar is the desire of the Bush administration as well, and represents a marked departure from the last 10 years of U.S. strong dollar policy.

What trends or opportunities do you see in the global bond market going forward?

Our focus going forward is diversification - by currency, country, and issuer. We intend to maintain our bias toward shorter duration bonds. We have been reducing exposure to countries and issuers where we had significant investments in the past. Furthermore, we are diversifying the Fund away from the U.S. dollar. At the end of the fiscal year, the Fund had just over 13 percent of its market value in currencies other than the U.S. dollar. We intend to opportunistically increase that percentage going forward, subject to limitations imposed in the prospectus. Finally, the Fund has reduced its duration exposure, as we expect - barring another big dip in the U.S. economy - that interest rates will gradually rise during the next fiscal year. We will strive to add value and income to the Fund by emphasizing credit analysis over making big bets on interest rates.
Sincerely,

Daniel J. Vrabac
Mark G. Beischel, CFA
Managers
Waddell & Reed Advisors
Global Bond Fund, Inc.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (1)(2)	$17,155
Lehman Brothers U.S. Dollar-Denominated Universal Index	$19,634
Lipper Global Income Funds Universe Average	$18,137

		Lehman
		Brothers	Lipper
	Waddell & Reed	U.S. Dollar-	Global
	Advisors Global	Denominated	Income Funds
	Bond Fund, Inc.	Universal Index	Universe Average

9-30-93	$ 9,425	$10,000	$10,000
9-30-94	9,643	9,714	9,806
9-30-95	10,728	11,049	10,820
9-30-96	12,005	11,682	11,975
9-30-97	13,950	12,883	13,045
9-30-98	14,121	14,067	13,628
9-30-99	14,497	14,149	13,722
9-30-00	14,527	15,180	13,841
9-30-01	15,123	16,980	14,809
9-30-02	15,129	18,325	15,858
9-30-03	17,155	19,634	18,137

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.
Comparative performance of Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares following change in strategy.
Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (2) (3)	$11,130
Lehman Brothers U.S. Dollar-Denominated Universal Index (3)	$12,934
Lipper Global Income Funds Universe Average (3)	$13,103

		Lehman Brothers	Lipper
	Waddell & Reed	U.S. Dollar-	Global
	Advisors Global	Denominated	Income Funds
	Bond Fund, Inc.	Universal Index	Universe Average

9-30-00	$ 9,425	$10,000	$10,000
9-30-01	9,812	11,186	10,699
9-30-02	9,816	12,072	11,457
9-30-03	11,130	12,934	13,103

(1)Effective as of 9-18-00, the name of the Fund was changed to Waddell & Reed Advisors Global Bond Fund, Inc. and its investment strategies and policies were changed to focus on investments in U.S. dollar denominated debt securities of foreign and U.S. issuers, with less emphasis on investments in junk bonds.

(2)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund's new investment strategy became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 2000.

Average Annual Total Return(4)

	Class A	Class B	Class C	Class Y

1-year period ended 9-30-03	6.87%	8.26%	12.24%	13.80%
5-year period ended 9-30-03	2.74%	-	-	4.31%
10-year period ended 9-30-03	5.55%	-	-	-
Since inception of Class(5) through 9-30-03	-	2.64%	3.20%	5.76%

(4)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 (5)10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

GOALS

Global Bond Fund

To seek, as a primary goal, a high level of current income, with a secondary goal of capital growth.

Strategy

Invests primarily in United States dollar-denominated debt securities of foreign and United States issuers although it may invest up to 25% of its assets in non-U.S. dollar denominated securities. Invests primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development (OECD).

Founded

1986

Scheduled Dividend Frequency

Declared daily, paid monthly

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended September 30, 2003

Dividends paid	$0.17

Net asset value on
9-30-03	$3.55
9-30-02	3.29

Change per share	$0.26

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B

	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)
Period

1-year period ended 9-30-03	6.87%	13.39%	8.26%	12.26%
5-year period ended 9-30-03	2.74%	3.97%	-	-
10-year period ended 9-30-03	5.55%	6.17%	-	-
Since inception of Class(F)	-	-	2.64%	3.27%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)

1-year period ended 9-30-03	12.24%	13.80%
5-year period ended 9-30-03	-	4.31%
10-year period ended 9-30-03	-	-
Since inception of Class(D)	3.20%	5.76%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

Portfolio Highlights

On September 30, 2003, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $248,756,210 invested in a diversified portfolio of:

67.84%	Corporate Debt Securities
15.60%	Other Government Securities
13.48%	United States Government Securities
1.61%	Cash and Cash Equivalents and Forward Currency Contracts
1.47%	Common Stocks

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on September 30, 2003, your Fund owned:
Consumer Nondurables Bonds	$16.52
Other Government Securities	$15.60
United States Government Securities	$13.48
Utilities Bonds	$12.99
Financial Services Bonds	$9.01
Miscellaneous Bonds	$5.30
Consumer Services Bonds	$5.21
Business Equipment and Services Bonds	$4.54
Multi-Industry Bonds	$4.06
Raw Materials Bonds	$3.90
Transportation Bonds	$3.42
Cash and Cash Equivalents, Forward Currency Contracts and Common Stocks	$3.08
Capital Goods Bonds	$2.89

THE INVESTMENTS OF GLOBAL BOND FUND

September 30, 2003
COMMON STOCKS	Shares	Value

Construction Materials - 0.44%

Cemex, S.A. de C.V., ADR	44,000	$1,097,800

Multiple Industry - 0.69%

Companhia Vale do Rio Doce, ADR	42,000	1,714,440

Real Estate Investment Trust - 0.34%

Sun Hung Kai Properties Limited (A)	105,000	850,776

TOTAL COMMON STOCKS - 1.47%

		$3,663,016

(Cost: $2,804,648)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 4.22%

Banco Latinoamericano de Exportaciones, S.A.,
8.5%, 1-21-05 (B)	$200	212,346
Banco Nacional de Comercio Exterior, S.N.C.,
7.25%, 2-2-04	3,500	3,552,500
Banco Santiago SA,
7.0%, 7-18-07	4,035	4,369,518
Central American Bank for Economic Integration,
6.75%, 4-15-13 (B)	1,750	1,848,362
Unibanco - Uniao de Bancos Brasileiros S.A.,
9.375%, 4-30-12 (B)	500	523,750

		10,506,476

Beverages - 6.57%

Anheuser-Busch Companies, Inc.,

6.75%, 11-1-06

	7,275	7,308,836
Companhia Brasileira de Bebidas,

10.5%, 12-15-11

	2,000	2,220,000
Corporacion Interamericana de Bebidas, S.A. de C.V.,

7.25%, 7-1-09

	1,350	1,469,490
Pepsi-Gemex, S.A. de C.V.,

9.75%, 3-30-04

	5,151	5,350,601

		16,348,927

Broadcasting - 1.80%

British Sky Broadcasting Group plc,

7.3%, 10-15-06

	4,000	4,473,388

Business Equipment and Services - 4.54%

Allied Waste North America, Inc.,

7.625%, 1-1-06

	2,000	2,090,000
Pemex Project Funding Master Trust,

8.5%, 2-15-08

	3,500	4,060,000
Quebecor Printing Capital Corporation,

6.5%, 8-1-27

	5,000	5,139,010

		11,289,010

Construction Materials - 2.66%

Celulosa Arauco y Constitucion S.A.:

6.95%, 9-15-05

	3,000	3,242,340
8.625%, 8-15-10

	1,000	1,205,822
Hanson Overseas B.V.,

6.75%, 9-15-05

	2,000	2,163,784

		6,611,946

Containers - 0.20%

Packaging Corporation of America,

4.375%, 8-1-08 (B)

	500	503,319

Finance Companies - 4.79%

American Honda Finance Corporation,

1.31219%, 9-11-06 (B)

	1,000	999,220
BP Capital Markets p.l.c.,

2.625%, 3-15-07

	2,000	2,011,966
Bunge Limited Finance Corp.:

7.8%, 10-15-12

	2,000	2,361,232
5.875%, 5-15-13 (B)

	1,000	1,033,313
Coca-Cola HBC Finance B.V.,

5.125%, 9-17-13 (B)

	500	514,326
El Paso Production Holding Company,

7.75%, 6-1-13 (B)

	1,000	950,000
Rio Tinto Finance (USA) Limited,

2.625%, 9-30-08

	2,000	1,936,360
Southern Company Capital Funding, Inc.,

5.3%, 2-1-07

	1,000	1,082,396
Toyota Motor Credit Corporation,

4.05%, 11-30-04

	1,000	1,031,193

		11,920,006

Food and Related - 7.46%

Cadbury Schweppes US Finance LLC,

3.875%, 10-1-08 (B)

	500	505,517
ConAgra, Inc.,

7.5%, 9-15-05

	3,000	3,311,526
General Mills, Inc.:

2.625%, 10-24-06

	1,000	1,002,450
5.125%, 2-15-07

	2,000	2,152,068
GRUMA, S.A. de C.V.,

7.625%, 10-15-07

	5,000	5,356,250
Unilever Capital Corporation,

6.75%, 11-1-03

	3,000	3,012,609
Unilever N.V., Unilever PLC, and Unilever Capital Corporation,

5.125%, 12-20-06

	3,000	3,222,777

		18,563,197

Forest and Paper Products - 1.96%

Abitibi-Consolidated Inc.,

8.3%, 8-1-05

	2,250	2,385,025
Bowater Canada Finance Corporation,

7.95%, 11-15-11

	500	515,265
Inversiones CMPC S.A.,

4.875%, 6-18-13 (B)

	750	723,787
Weyerhaeuser Company,

5.5%, 3-15-05

	1,200	1,260,284

		4,884,361

Health Care - Drugs - 1.09%

Monsanto Company,

5.75%, 12-1-05

	2,500	2,714,923

Household - General Products - 2.49%

Kimberly-Clark de Mexico, S.A. de C.V.,

8.875%, 8-1-09

	3,598	4,142,198
Miller Brewing Company,

4.25%, 8-15-08 (B)

	2,000	2,054,782

		6,196,980

Leisure Time Industry - 2.05%

Carnival Cruise Lines, Inc.,

6.15%, 10-1-03

	2,025	2,025,000
Innova, S. de R.L. de C.V.,

9.375%, 9-19-13 (B)

	1,000	1,006,250
Royal Caribbean Cruises Ltd.,

8.125%, 7-28-04

	2,000	2,075,000

		5,106,250

Mining - 3.08%

Falconbridge Limited,

7.35%, 11-1-06

	2,500	2,768,725
Freeport-McMoRan Copper & Gold Inc.,

10.125%, 2-1-10

	1,000	1,117,500
Vale Overseas Limited,

8.625%, 3-8-07

	3,500	3,771,250

		7,657,475

Multiple Industry - 3.86%

Bayer Corporation,

6.2%, 2-15-08 (B)

	2,100	2,319,597
General Motors Acceptance Corporation,

6.75%, 1-15-06

	1,000	1,069,515
Hutchison Whampoa International Limited,

6.5%, 2-13-13 (B)

	1,250	1,300,506
National Rural Utilities Cooperative

Finance Corporation,

3.0%, 2-15-06

	1,250	1,274,471
Tyco International Group S.A.:

6.375%, 2-15-06

	1,500	1,571,250
6.375%, 10-15-11

	2,000	2,062,500

		9,597,839

Non-Residential Construction - 0.23%

Vodohospodarska vystavba, statny podnik,

7.25%, 12-19-06

	500	563,616

Petroleum - Domestic - 0.81%

Devon Energy Corporation,

2.75%, 8-1-06

	2,000	2,014,722

Petroleum - International - 0.65%

Open Joint Stock Company Gazprom,

9.125%, 4-25-07

	1,000	1,076,500
YPF Sociedad Anonima,

7.75%, 8-27-07

	500	526,250

		1,602,750

Publishing - 1.36%

Pearson Inc.,

7.375%, 9-15-06 (B)

	3,000	3,390,873

Railroad - 1.17%

MRS Logistica S.A.,

10.625%, 8-15-05

	2,900	2,900,000

Retail - Food Stores - 0.79%

Safeway Inc.,

3.8%, 8-15-05

	1,920	1,970,594

Steel - 0.82%

CSN Islands III Corp.,

9.75%, 4-22-05

	500	515,820
CSN Islands V Corp.,

7.875%, 7-7-05 (B)

	500	511,250
CSN Islands VII Corp.,

10.75%, 9-12-08 (B)

	1,000	1,010,000

		2,037,070

Trucking and Shipping - 2.25%

WMX Technologies, Inc.,

7.0%, 10-15-06

	5,000	5,598,945

Utilities - Electric - 4.99%

DTE Energy Company,

6.0%, 6-1-04

	500	513,813
Dominion Resources, Inc.:

7.82%, 9-15-04

	2,000	2,111,582
7.625%, 7-15-05

	2,000	2,195,144
Empresa Nacional de Electricidad S.A.:

7.75%, 7-15-08

	500	529,682
8.35%, 8-1-13 (B)

	500	531,240
FirstEnergy Corp.,

5.5%, 11-15-06

	500	519,580
HQI Transelec Chile S.A.,

7.875%, 4-15-11

	2,000	2,300,334
TXU Corp.,

6.375%, 6-15-06

	3,000	3,123,750
Tenaga Nasional Berhad,

7.625%, 4-1-11 (B)

	500	585,680

		12,410,805

Utilities - Gas and Pipeline - 1.43%

El Paso Corporation,

7.0%, 5-15-11

	2,000	1,650,000
Sonat Inc.,

6.875%, 6-1-05

	2,000	1,910,000

		3,560,000

Utilities - Telephone - 6.57%

Compania de Telecomunicaciones de Chile S.A.:

8.375%, 1-1-06

	3,350	3,702,343
7.625%, 7-15-06

	1,650	1,809,571
Comtel Brasileira Ltda.:

10.75%, 9-26-04

	4,750	5,011,250
10.75%, 9-26-04 (B)

	250	263,750
Sprint Capital Corporation,

6.125%, 11-15-08

	500	539,769
Telefonos de Mexico, S.A. de C.V.,

8.25%, 1-26-06

	4,000	4,450,000
TELUS Corporation,

7.5%, 6-1-07

	500	562,238

		16,338,921

TOTAL CORPORATE DEBT SECURITIES - 67.84%

		$168,762,393

(Cost: $161,562,584)

OTHER GOVERNMENT SECURITIES

Brazil - 0.22%

Federative Republic of Brazil,
10.0%, 1-16-07	500	534,250

Canada - 2.50%

Her Majesty in right of Canada,
3.5%, 6-1-05 (C)	CAD 8,300	6,216,673

Chile - 1.00%

Republic of Chile,
5.625%, 7-23-07	$2,300	2,492,625

England - 1.10%

United Kingdom Treasury,
8.5%, 12-7-05 (C)	GBP 1,500	2,725,163

France - 2.03%

France Treasury Note,
5.0%, 1-12-06 (C)	EUR 4,100	5,047,907

Germany - 4.71%

Bundesschwatzanweisungen Treasury Note,
2.5%, 3-18-05 (C)	10,000	11,711,542

Mexico - 2.64%

United Mexican States:
4.625%, 10-08-08	$5,500	5,610,000
9.0%, 12-24-09 (C)	MXP 10,000	967,503

		6,577,503

Russia - 0.45%

Russian Federation,
8.25%, 3-31-10 (B)	$ 1,000	$1,126,250

Supranational - 0.95%

European Investment Bank,
2.88%, 1-17-06 (C)	HKD 18,000	2,369,351

TOTAL OTHER GOVERNMENT SECURITIES - 15.60%

		$38,801,264

(Cost: $37,436,539)

UNITED STATES GOVERNMENT SECURITIES

United States Treasury Notes:

1.125%, 6-30-05

	$ 6,200	6,178,932

2.0%, 5-15-06

	2,400	2,416,594

2.625%, 5-15-08

	20,000	19,947,660

3.875%, 2-15-13

	5,000	4,997,655

TOTAL UNITED STATES GOVERNMENT SECURITIES - 13.48%

		$33,540,841

(Cost: $33,526,096)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.22%)	Face Amount in Thousands

Euro Dollar, 11-07-03 (C)	EUR 2,403	(426,973)
Euro Dollar, 11-07-03 (C)	2,403	(411,291)
Euro Dollar, 11-07-03 (C)	2,404	(384,134)
Euro Dollar, 11-07-03 (C)	3,605	369,992
Euro Dollar, 11-07-03 (C)	3,605	312,311

		$(540,095)

TOTAL SHORT-TERM SECURITIES - 0.71%

		$1,753,000

(Cost: $1,753,000)

TOTAL INVESTMENT SECURITIES - 98.88%

		$245,980,419

(Cost: $237,082,867)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.12%

		2,775,791

NET ASSETS - 100.00%

		$248,756,210

Notes to Schedule of Investments

(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the total value of these securities amounted to $21,914,118 or 8.81% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro, GBP - Great Britain Pound, HKD - Hong Kong Dollar, MXP - Mexican Peso).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

GLOBAL BOND FUND

September 30, 2003

(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $237,083) (Notes 1 and 3)	$245,980
Cash	36
Receivables:
Interest	3,604
Fund shares sold	154
Prepaid registration fees	31
Prepaid insurance premium	12

Total assets	249,817

LIABILITIES
Payable to Fund shareholders	838
Accrued shareholder servicing (Note 2)	67
Dividends payable	49
Accrued service fee (Note 2)	44
Accrued accounting and administrative services fees (Note 2)	8
Accrued management fee (Note 2)	4
Accrued distribution fee (Note 2)	3
Other	48

Total liabilities	1,061

Total net assets	$248,756

NET ASSETS
$1.00 par value capital stock:
Capital stock	$70,149
Additional paid-in capital	251,761
Accumulated undistributed income (loss):
Accumulated undistributed net realized loss on investment transactions	(82,068)
Net unrealized appreciation in value of investments	8,914

Net assets applicable to outstanding units of capital	$248,756

Net asset value per share (net assets divided by shares outstanding):
Class A	$3.55
Class B	$3.55
Class C	$3.55
Class Y	$3.55
Capital shares outstanding:
Class A	65,109
Class B	1,432
Class C	633
Class Y	2,975
Capital shares authorized	400,000

STATEMENT OF OPERATIONS

GLOBAL BOND FUND

For the Fiscal Year Ended September 30, 2003

(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$14,523

Dividends	77
Total income	14,600
Expenses (Note 2):
Investment management fee	1,522
Shareholder servicing:
Class A	588
Class B	21
Class C	7
Class Y	13
Service fee:
Class A	548
Class B	10
Class C	3
Accounting and administrative services fees	68
Distribution fee:
Class A	26
Class B	31
Class C	10
Custodian fees	30
Audit fees	21
Legal fees	5
Other	133

Total expenses	3,036

Net investment income	11,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,015
Realized net loss on forward currency contracts	(832)
Realized net gain on foreign currency transactions	533
Realized net loss on purchased options	(887)
Realized net loss on futures contracts	(126)

Realized net loss on investments	(297)

Unrealized appreciation in value of securities
during the period	18,701
Unrealized appreciation in value of forward currency contracts during the period	292

Unrealized appreciation in value of investments during the period	18,993

Net gain on investments	18,696

Net increase in net assets resulting from operations	$30,260

STATEMENT OF CHANGES IN NET ASSETS

GLOBAL BOND FUND

(In Thousands)

	For the fiscal year ended September 30,

	2003

		2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,564	$14,598
Realized net loss on investments	(297)	(157)
Unrealized appreciation (depreciation)	18,993	(14,363)

Net increase in net assets resulting from operations	30,260	78

Dividends to shareholders from net investment income (Note 1D):(1)
Class A	(11,428)	(14,196)
Class B	(162)	(151)
Class C	(51)	(40)
Class Y	(456)	(182)

	(12,097)	(14,569)

Capital share transactions (Note 5)	(11,376)	340

Total increase (decrease)	6,787	(14,151)
NET ASSETS
Beginning of period	241,969	256,120

End of period	$248,756	$241,969

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 22 - 25.

FINANCIAL HIGHLIGHTS

GLOBAL BOND FUND

Class A Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2003

		2002

			2001

				2000

					1999

Net asset value, beginning of period	$3.29	$3.49	$3.56	$3.88	$4.12

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.21	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	(0.07)	(0.32)	(0.24)

Total from investment operations	0.43	0.00	0.14	0.01	0.11

Less dividends declared from net investment income	(0.17)	(0.20)	(0.21)	(0.33)	(0.35)

Net asset value, end of period	$3.55	$3.29	$3.49	$3.56	$3.88

Total return(1)	13.39%	0.04%	4.11%	0.21%	2.66%
Net assets, end of period (in millions)	$231	$230	$251	$297	$371
Ratio of expenses to average net assets	1.24%	1.22%	1.19%	1.16%	1.06%
Ratio of net investment income to average net assets	4.98%	5.91%	6.02%	8.79%	8.60%
Portfolio turnover rate	112.77%	76.36%	71.17%	53.79%	46.17%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

FINANCIAL HIGHLIGHTS

GLOBAL BOND FUND

Class B Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 10-6-99(1) through

	2003

		2002

			2001	9-30-00

Net asset value, beginning of period	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.14	0.17	0.18	0.29
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.40	(0.03)	0.11	(0.03)

Less dividends declared from net investment income	(0.14)	(0.17)	(0.18)	(0.29)

Net asset value, end of period	$3.55	$3.29	$3.49	$3.56

Total return	12.26%	-0.93%	3.13%	-0.87%
Net assets, end of period (in millions)	$5	$3	$3	$2
Ratio of expenses to average net assets	2.24%	2.20%	2.13%	2.06	%(2)
Ratio of net investment income to average net assets	3.90%	4.93%	5.05%	7.87	%(2)
Portfolio turnover rate	112.77%	76.36%	71.17%	53.79	%(3)

(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000.

FINANCIAL HIGHLIGHTS

GLOBAL BOND FUND

Class C Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 10-6-99(1) through

	2003

		2002

			2001	9-30-00

Net asset value, beginning of period	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.14	0.17	0.17	0.29
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.40	(0.03)	0.10	(0.03)

Less dividends declared from net investment income	(0.14)	(0.17)	(0.17)	(0.29)

Net asset value, end of period	$3.55	$3.29	$3.49	$3.56

Total return	12.24%	-0.94%	2.97%	-0.95%
Net assets, end of period (000 omitted)	$2,245	$1,052	$538	$242
Ratio of expenses to average net assets	2.27%	2.20%	2.31%	2.14	%(2)
Ratio of net investment income to average net assets	3.76%	4.92%	4.83%	7.78	%(2)
Portfolio turnover rate	112.77%	76.36%	71.17%	53.79	%(3)

(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000.

FINANCIAL HIGHLIGHTS

GLOBAL BOND FUND

Class Y Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$3.29	$3.49	$3.56	$3.88	$4.12

Income (loss) from investment operations:
Net investment income	0.18	0.22	0.22	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	(0.07)	(0.32)	(0.24)

Total from investment operations	0.44	0.02	0.15	0.02	0.12

Less dividends declared from net investment income	(0.18)	(0.22)	(0.22)	(0.34)	(0.36)

Net asset value, end of period	$3.55	$3.29	$3.49	$3.56	$3.88

Total return	13.80%	0.40%	4.46%	0.53%	2.95%
Net assets, end of period (in millions)	$11	$7	$2	$3	$3
Ratio of expenses to average net assets	0.87%	0.86%	0.85%	0.84%	0.77%
Ratio of net investment income to average net assets	5.28%	6.25%	6.34%	9.12%	8.89%
Portfolio turnover rate	112.77%	76.36%	71.17%	53.79%	46.17%

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2003, $390,079 was reclassified between additional paid-in capital and accumulated undistributed net realized loss on investment transactions. Net investment income, accumulated undistributed net income and net assets were not affected by this change.
E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
F. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund also reimbursed WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2003, additional security costs amounted to $11,468, which are included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. Prior to July 1, 2003, for these services, the Fund paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level
From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level
From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $406,865. During the period ended September 30, 2003, W&R received $15,327 and $779 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $257,503 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $14,159, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than United States Government and short-term securities, aggregated $153,737,369, while proceeds from maturities and sales aggregated $132,781,127. Purchases of short-term securities and United States Government securities aggregated $756,654,086 and $113,234,578, respectively. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $774,254,327 and $128,882,884, respectively. Purchases of options aggregated $1,421,871, while proceeds from sales aggregated $535,081.

For Federal income tax purposes, cost of investments owned at September 30, 2003 was $237,082,867, resulting in net unrealized appreciation of $9,437,647, of which $9,634,340 related to appreciated securities and $196,693 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2003 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$12,070,797
Distributed ordinary income	12,085,309
Undistributed ordinary income	-

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	1,273,649

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2004	$7,783,310
September 30, 2007	1,199,357
September 30, 2008	21,577,429
September 30, 2009	39,713,139
September 30, 2010	10,992,010
September 30, 2011	1,273,649
Total carryover	$82,538,894

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2003	2002

Shares issued from sale of shares:
Class A	9,394	14,966
Class B	732	514
Class C	533	292
Class Y	817	1,523
Shares issued from reinvestment of dividends:
Class A	3,060	3,814
Class B	45	41
Class C	14	12
Class Y	132	53
Shares redeemed:
Class A	(17,433)	(20,479)
Class B	(383)	(256)
Class C	(234)	(138)
Class Y	(109)	(143)

Increase (decrease) in outstanding capital shares	(3,432)	199
Value issued from sale of shares:
Class A	$32,398	$50,623
Class B	2,544	1,768
Class C	1,867	1,001
Class Y	2,820	5,102
Value issued from reinvestment of dividends:
Class A	10,518	13,093
Class B	155	142
Class C	48	39
Class Y	455	181
Value redeemed:
Class A	(59,675)	(69,789)
Class B	(1,326)	(880)
Class C	(802)	(464)
Class Y	(378)	(476)

Increase (decrease) in outstanding capital	$(11,376)	$340

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 7, 2003

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2003:

	PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
	For Individuals			For Corporations
Record Date	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A, B, C and Y

October 2002 through December 2002	-%	100.0000%	-%	-%	100.0000%	-%
January 2003 through September 2003	0.8976%	99.1024%	-%	-%	100.0000%	-%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Global Bond Fund, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in the Ivy Funds, Inc. and the Ivy Funds, a Massachusetts business trust.

Each of the individuals listed below serves as a director for each of the portfolios within the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for each of the funds in the W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (64)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Kansas City Municipal Assistance Corp., a bonding authority; Director, Salvation Army

David P. Gardner (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp. and The Salzburg Seminar

Linda K. Graves (50)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/Attorney, Levy & Craig, P.C. (on leave of absence, 1994 to present); First Lady of Kansas (1995 to 2003);
Other Directorships held by Director: None

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: None

John F. Hayes (83)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (79)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: None

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (66)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 68
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman of the Board and Director, Ivy Services, Inc. (ISI) an affiliate of WDR; Director of W&R; Director of WRIMCO

Frank J. Ross, Jr. (50)
Polsinelli, Shalton & Welte, 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 68
Director since: 1993; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);
Other Directorships held by Director: None

Officers

Theodore W. Howard (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Officer since: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Officer since: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held: None

Daniel C. Schulte (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Officer since: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Assistant Secretary of WDR (2003 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President of ISI (2002 to present); Senior Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Secretary of WDR (2000 to 2003); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page for your notes and calculations.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:

Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
WADDELL & REED
CLIENT SERVICES
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, KS 66201-9217
(888) WADDELL
(888) 923-3355
Our INTERNET address is:
http://www.waddell.com
For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

As of September 30, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report, the Registrant's Principal Executive Officer and Principal Financial Officer have concluded that such controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred over the Registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto as Exhibit 99.CODE.

(b)(1) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.CERT.

(b)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Global Bond Fund, Inc.
(Registrant)

By: /s/Kristen A. Richards
------------------------------
Kristen A. Richards, Vice President and Secretary

Date: December 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Henry J. Herrmann
------------------------------
Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2003

By: /s/Theodore W. Howard
------------------------------
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 5, 2003